GUIDESTONE FUNDS

Supplement dated October 23, 2014

to

Statement of Additional Information (“SAI”) dated May 1, 2014

This supplement provides new and additional information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.

CHANGES TO MANAGEMENT OF THE FUNDS

The SAI is hereby amended to add Barry D. Hartis as an Independent Trustee to the GuideStone Funds Board of Trustees, effective November 6, 2014.

Under the heading, “Management of the Funds,” on page 40, the paragraph entitled The Board of Trustees is deleted in its entirety and replaced with the following:

The Board of Trustees. The operations of each Fund are under the direction of the Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight management of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Only shareholders of the Trust, by a vote of a majority of the outstanding shares, may fill vacancies or otherwise elect a Trustee. The Board is comprised of 11 individuals, two of whom are considered “interested” Trustees as defined by the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources. The remaining Trustees are deemed to be not “interested persons” of the Trust as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”).

Under the heading, “Management of the Funds,” on page 42, the following information is added to the portion of the table listing the Independent Trustees:

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2014	Certified Public Accountant, 1987 – present; Client Services and Firm Development, Haynes Strand and Company, PLLC, 2005 –2010; Vice President of Business and Finance, Greensboro College, 1998 – 2005.	31	GuideStone Financial Resources – Board of Trustees Member, 2004 – 2012; GuideStone Funds – Board of Trustees, Interested Trustee, 2005 – 2012.
(1)	Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the board of trustees of GuideStone Financial Resources. All Trustees must retire after reaching the age of seventy-seven years or after achieving ten years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

In addition, under the heading “Management of the Funds,” on page 44, the following paragraph is added:

Barry D. Hartis. Mr. Hartis is currently self-employed as a Certified Public Accountant (“CPA”). Previously, he served as a CPA with Haynes Strand and Company, PLLC. Mr. Hartis was the Vice President, Eastern Region of the North Carolina Baptist Men’s Association. He is a former member of the Board of Directors of the North Carolina Association of CPAs and a member of the American Institute of CPAs. Mr. Hartis has served as the Vice President for Business and Finance with Gardner-Webb University, the Vice President for Administrative Services with College of the Albemarle and the Vice President for Business and Finance with Greensboro College. Mr. Hartis holds a Bachelor of Science degree in Accounting from the University of North Carolina at Charlotte and also holds a Certificate of Completion from the College Business Management Institute, the University of Kentucky.

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Under the heading “The Board’s Committees,” beginning on page 45, the paragraphs entitled Audit Committee and Nominating Committee are deleted in their entirety and replaced with the following:

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Mack, Buster, Eddy, George, Hartis, Hazel, Morgan and Tucker, and Dr. Dixon. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2013, there were three meetings of the Audit Committee.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Mack, Buster, Eddy, George, Hartis, Hazel, Morgan and Tucker, and Dr. Dixon. The Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2013, there were two meetings of the Nominating Committee.

In the section Security and Other Interests, on page 46, the following information is added to portion of the table listing the Independent Trustees, which is current as of September 30, 2014:

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INDEPENDENT TRUSTEES
Barry D. Hartis**	Over $	100,000 in the Low-Duration Bond Fund	Over $	100,000
**	Mr. Hartis joins the Board effective November 6, 2014.

In the section describing Security and Other Interests, on page 47, the following sentence is deleted in its entirety and replaced with the following:

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of September 30, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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